SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 1, 2026

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SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading	Symbol	Name of each exchange on which registered
Common stock $0.05 par value	SCND	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2026, the Company entered into an employment agreement (the “Employment Agreement”) with Zachary Rovinsky, the Company’s Chief Financial Officer.  The Employment Agreement provides for his employment through September 30, 2028, which may be extended for two additional one-year periods by mutual consent, at an annual salary of $210,000 and bonus up to 10% of his salary.  The annual salary is subject to annual 3.0% increases.

On October 1, 2026, the employment agreement between the Company and Ms. Helena Santos, the Company’s President, Chief Executive Officer and Treasurer, was extended through September 30, 2027 (the “Amendment Period”).  All other terms of the existing employment agreement dated July 1, 2017, as previously amended, remain the same, other than the base salary which shall be $200,000 during the Amendment Period, part of which may be paid in equity upon mutual agreement.

On October 1, 2026, the employment agreement between the Company’s wholly owned subsidiary, Scientific Bioprocessing, Inc. (“SBI”) and Mr. John A. Moore, the Company’s Chairman of the Board, was extended through September 30, 2027.  All other terms of the existing employment agreement dated July 1, 2020, as previously amended, remain the same during the Amendment Period, other than the salary which shall be $165,000, during the Amendment Period, part of which may be paid in equity upon mutual agreement.

ITEM 9.01 Financial Statements and Exhibits

(a),(b),(c) not applicable

(d) Exhibits

None

Exhibit No	Description

10.1	Employment agreement dated October 1, 2026 by and between the Company and Mr. Rovinsky
10.2	Amendment No. 3 to Employment Agreement dated October 1, 2026 by and between the Company and Ms. Santos
10.3	Amendment No. 2 to Employment Agreement dated October 1, 2026 by and between the Company and Mr. Moore

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: October 2, 2026	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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